EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                           , 2006
CORE EQUITY PORTFOLIO
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                            , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Core Equity Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                            , 2006

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY
(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Core Equity Portfolio to the Goldman Sachs Structured U.S. Equity Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the Core Equity Portfolio in liquidation of the Core Equity Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                          , 2006
CAPITAL APPRECIATION PORTFOLIO
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Capital Appreciation Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Capital Appreciation Portfolio to the Goldman Sachs Structured Small Cap Equity Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the Capital Appreciation Portfolio in liquidation of the Capital Appreciation Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                          , 2006
INTERMEDIATE BOND PORTFOLIO
     The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Intermediate Bond Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Intermediate Bond Portfolio to the Goldman Sachs Core Fixed Income Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the Intermediate Bond Portfolio in liquidation of the Intermediate Bond Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                           , 2006
TENNESSEE TAX-FREE PORTFOLIO
     The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                            , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Tennessee Tax-Free Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                            , 2006.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY
(Please detach at perforation before mailing)
This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Tennessee Tax-Free Portfolio to the Goldman Sachs Tennessee Municipal Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the Tennessee Tax-Free Portfolio in liquidation of the Tennessee Tax-Free Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                          , 2006
CASH RESERVE PORTFOLIO
     The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Cash Reserve Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Cash Reserve Portfolio to the Goldman Sachs Financial Square Money Market Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the Cash Reserve Portfolio in liquidation of the Cash Reserve Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                          , 2006
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the U.S. Government Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the U.S. Government Money Market Portfolio to the Goldman Sachs Financial Square Government Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the U.S. Government Money Market Portfolio in liquidation of the U.S. Government Money Market Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
FIRST FUNDS
SPECIAL MEETING OF SHAREHOLDERS —                           , 2006
MUNICIPAL MONEY MARKET PORTFOLIO
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the First Funds to be held at the offices of ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, at                      (Mountain Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Municipal Money Market Portfolio which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006.

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the First Funds, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Municipal Money Market Portfolio to the Financial Square Tax-Free Money Market Fund of Goldman Sachs Trust (the “Corresponding GST Fund”) in exchange for shares of the Corresponding GST Fund; (b) the distribution of the shares of the Corresponding GST Fund to shareholders of the Municipal Money Market Portfolio in liquidation of the Municipal Money Market Portfolio; and (c) deregistration of First Funds as an investment company under the Investment Company Act of 1940, as amended, and First Funds’ termination as a Massachusetts business trust under Massachusetts law.	☐	☐	☐